UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2022

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of Registrant as Specified in Its Charter)

(Healthcare Trust of America, Inc.)	Maryland	001-35568	20-4738467
(Healthcare Trust of America Holdings, LP)	Delaware	333-190916	20-4738347
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s Telephone Number, Including Area Code)
www.htareit.com
(Internet address)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.01 par value per share	HTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

(Healthcare Trust of America, Inc.)	☐	Emerging growth company

(Healthcare Trust of America Holdings, LP)	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

(Healthcare Trust of America, Inc.)	☐

(Healthcare Trust of America Holdings, LP)	☐

Item 8.01 Other Events.
On June 29, 2022, Healthcare Trust of America, Inc. (the “Company”) announced that, as of 5:00 p.m., New York City time, on June 28, 2022 (the “Early Consent Date”), the aggregate principal amounts of each series of notes listed in the table below (collectively, the “HR Notes”) previously issued by Healthcare Realty Trust Incorporated (“HR”), had been validly tendered and not validly withdrawn in connection with HTA’s previously announced offers to exchange all validly tendered and accepted HR Notes of each such series for notes to be issued by Healthcare Trust of America Holdings, LP, and the related solicitation of consents from holders of the HR Notes to amend the indenture governing the HR Notes to, among other things, eliminate substantially all of the restrictive covenants in such indenture. A copy of the press release announcing the early tender results is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Series of HR Notes	Tenders and Consents Received as of the Early Consent Date	Percentage of Total Outstanding Principal Amount of Such Series of HR Notes
3.875% Senior Notes due 2025	$235,016,000	94.01%
3.625% Senior Notes due 2028	$290,236,000	96.75%
2.400% Senior Notes due 2030	$297,397,000	99.13%
2.050% Senior Notes due 2031	$298,858,000	99.62%
This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release announcing the early tender results of the Tender Offers, dated June 29, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Dated: June 29, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc., its General Partner

Dated: June 29, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer